EXHIBIT 99.1

VEECO REPORTS FOURTH QUARTER AND FISCAL YEAR 2025 FINANCIAL RESULTS

Fourth Quarter 2025 Highlights:

●	Revenue of $165.0 million, compared with $182.1 million in the same period last year
●	GAAP net income of $1.1 million, or $0.02 per diluted share, compared with $15.0 million, or $0.26 per diluted share in the same period last year
●	Non-GAAP net income of $14.7 million, or $0.24 per diluted share, compared with $24.2 million, or $0.41 per diluted share in the same period last year

Fiscal Year 2025 Highlights:

●	Revenue of $664.3 million, compared with $717.3 million in the same period last year
●	GAAP net income of $35.4 million, or $0.59 per diluted share, compared with $73.7 million, or $1.23 per diluted share in the same period last year
●	Non-GAAP net income of $80.2 million, or $1.33 per diluted share, compared with $104.3 million, or $1.74 per diluted share in the same period last year

Plainview, N.Y., February 25, 2026 -- Veeco Instruments Inc. (Nasdaq: VECO) today announced financial results for its fourth quarter and fiscal year ended December 31, 2025. Results are reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and are also reported adjusting for certain items (“Non-GAAP”). A reconciliation between GAAP and Non-GAAP operating results is provided at the end of this press release.

U.S. Dollars in millions, except per share data

	4th Quarter		Full Year
GAAP Results	Q4 '25	Q4 '24	2025	2024
Revenue	$165.0	$182.1	$664.3	$717.3
Net income	$1.1	$15.0	$35.4	$73.7
Diluted earnings per share	$0.02	$0.26	$0.59	$1.23

	4th Quarter		Full Year
Non-GAAP Results	Q4 '25	Q4 '24	2025	2024
Operating income	$13.8	$27.4	$84.3	$116.1
Net income	$14.7	$24.2	$80.2	$104.3
Diluted earnings per share	$0.24	$0.41	$1.33	$1.74

“Veeco executed well in 2025, accelerating bookings in the second half for our semiconductor, compound semiconductor and data storage markets, positioning us for robust growth in 2026 driven by AI and High-Performance Computing,” said Bill Miller, Ph.D., Veeco’s Chief Executive Officer. “With expanding backlog, growing customer adoption of our new technologies, and the planned merger with Axcelis, we believe we are well positioned to accelerate growth and create long-term strategic value for all stakeholders.”

Guidance and Outlook

The following guidance is provided for Veeco’s first quarter 2026:

●	Revenue is expected in the range of $150 million to $170 million
●	GAAP diluted earnings (loss) per share are expected in the range of ($0.03) to $0.07
●	Non-GAAP diluted earnings per share are expected in the range of $0.14 to $0.24

The following guidance is provided for Veeco’s fiscal year 2026:

●	Revenue is expected in the range of $740 million to $800 million
●	GAAP diluted earnings per share are expected in the range of $0.83 to $1.17
●	Non-GAAP diluted earnings per share are expected in the range of $1.50 to $1.85

Conference Call Information

A conference call reviewing these results has been scheduled for today, February 25, 2026 starting at 5:00pm ET. To join the call, dial 1-877-407-8029 (toll-free) or 1-201-689-8029. Participants may also access a live webcast of the call by visiting the investor relations section of Veeco's website at ir.veeco.com. A replay of the webcast will be made available on the Veeco website that evening. We will post an accompanying slide presentation to our website prior to the beginning of the call.

About Veeco

Veeco (NASDAQ: VECO) is an innovative manufacturer of semiconductor process equipment. Our laser annealing, ion beam, metal organic chemical vapor deposition (MOCVD), single wafer etch & clean and lithography technologies play an integral role in the fabrication and packaging of advanced semiconductor devices. With equipment designed to optimize performance, yield and cost of ownership, Veeco holds leading technology positions in the markets we serve. To learn more about Veeco’s systems and service offerings, visit www.veeco.com.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to purchase or the solicitation of an offer to buy or sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-looking Statements

This press release contains “forward-looking statements”, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, as amended, that are based on management’s expectations, estimates, projections and assumptions. Words such as “expects,” “anticipates,” “plans,” “believes,” “scheduled,” “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, statements regarding the pending merger with Axcelis, statements regarding shipments currently being held by U.S. Customs, our investment and growth strategies, our development of new products and technologies, our business outlook for current and future periods, our ongoing transformation initiative and the effects thereof on our operations and financial results, the timing, completion and expected benefits of the proposed transaction and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic and industry conditions; global trade issues, including the effects of foreign and domestic tariffs and the ongoing trade disputes between the U.S. and China, and changes in trade and export license policies; our dependency on third-party suppliers and outsourcing partners; the timing of customer orders; our ability to develop, deliver and support new products and technologies; our ability to expand our current markets, increase market share and develop new markets; the concentrated nature of our customer base; cybersecurity attacks and our ability to safeguard sensitive information and protect our intellectual property rights in key technologies; the effects of regional or global health epidemics; delays in or failure to complete the proposed transaction, whether due to an inability by either party to satisfy one or more conditions to closing, including an inability to obtain certain regulatory approvals, the occurrence of events or changes in circumstances that give rise to the termination of the applicable merger agreement by either party, or otherwise; risks related to the pendency of the proposed transaction and its effect on our business, financial condition, results of operations, cash flows and stock price; our ability to achieve the objectives of operational and strategic initiatives and attract, motivate and retain key employees, including as a result of the proposed transaction; diversion of management time and attention from ordinary course business operations to the proposed transaction and other potential disruptions to our business relating thereto; the variability of results among products and end-markets, and our ability to accurately forecast future results, market conditions, and customer requirements; the impact of our indebtedness, including our convertible senior notes and our capped call transactions; and other risks and uncertainties described in our SEC filings on Forms 10-K, 10-Q and 8-K, and from time-to-time in our other SEC reports. All forward-looking statements speak only to management’s expectations, estimates, projections and assumptions as of the date of this press release. The Company does not undertake any obligation to update or publicly revise any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this press release.

-financial tables attached-

Veeco Contacts:

Investor Relations: Alex Delacroix (516) 528-1020adelacroix@veeco.com

Media: Brenden Wright (410) 984-2610bwright@veeco.com

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)
(unaudited)

	Three months ended December 31,		Year ended December 31,
	2025	2024	2025	2024
Net sales	$165,017	$182,131	$664,294	$717,301
Cost of sales	104,505	108,146	398,885	413,296
Gross profit	60,512	73,985	265,409	304,005
Operating expenses, net:
Research and development	30,579	30,953	119,641	124,507
Selling, general, and administrative	25,296	25,077	98,906	99,663
Amortization of intangible assets	723	1,580	3,136	6,983
Merger costs	6,300	—	8,908	—
Asset impairment	—	28,131	—	28,131
Other operating expense (income), net	(1,021)	(15,635)	(889)	(22,260)
Total operating expenses, net	61,877	70,106	229,702	237,024
Operating income (loss)	(1,365)	3,879	35,707	66,981
Interest income (expense), net	1,271	476	4,333	1,853
Other income (expense), net	—	—	(653)	—
Income before income taxes	(94)	4,355	39,387	68,834
Income tax expense (benefit)	(1,208)	(10,610)	3,997	(4,880)
Net income	$1,114	$14,965	$35,390	$73,714

Income per common share:
Basic	$0.02	$0.26	$0.60	$1.31
Diluted	$0.02	$0.26	$0.59	$1.23

Weighted average number of shares:
Basic	60,140	56,536	59,299	56,426
Diluted	61,515	60,499	60,594	61,596

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Balance Sheets

(in thousands)

	December 31,	December 31,
	2025	2024
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$163,466	$145,595
Restricted cash	—	224
Short-term investments	226,763	198,719
Accounts receivable, net	110,685	96,834
Contract assets	34,838	37,109
Inventories	275,298	246,735
Prepaid expenses and other current assets	34,286	39,316
Total current assets	845,336	764,532
Property, plant and equipment, net	108,646	113,789
Operating lease right-of-use assets	24,606	26,503
Intangible assets, net	5,696	8,832
Goodwill	214,964	214,964
Deferred income taxes	122,935	120,191
Other assets	3,612	2,766
Total assets	$1,325,795	$1,251,577

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$55,345	$43,519
Accrued expenses and other current liabilities	45,503	55,195
Contract liabilities	74,161	64,986
Income taxes payable	3,048	2,086
Current portion of long-term debt	—	26,496
Total current liabilities	178,057	192,282
Deferred income taxes	532	689
Long-term debt	226,009	249,702
Long-term operating lease liabilities	31,837	34,318
Other liabilities	3,852	3,816
Total liabilities	440,287	480,807

Total stockholders’ equity	885,508	770,770
Total liabilities and stockholders’ equity	$1,325,795	$1,251,577

Note on Reconciliation Tables

The below tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Reconciliation of GAAP to Non-GAAP Financial Data (Q4 2025)

(in thousands)
(unaudited)

		Non-GAAP Adjustments
		Share-Based
Three months ended December 31, 2025	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$165,017					$165,017
Gross profit	60,512	1,757				62,269
Gross margin	36.7%					37.7%
Operating expenses	61,877	(7,286)	(723)	(5,375)		48,493
Operating income (loss)	(1,365)	9,043	723	5,375	^	13,776
Net income	1,114	9,043	723	3,830	^	14,710

^	- See table below for additional details.

Other Non-GAAP Adjustments (Q4 2025)

(in thousands)
(unaudited)

Three months ended December 31, 2025
Merger related expenses	$6,300
Changes in contingent consideration	(925)
Subtotal	5,375
Non-cash interest expense	285
Non-GAAP tax adjustment *	(1,830)
Total Other	$3,830

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

Net Income per Common Share (Q4 2025)

(in thousands, except per share amounts)
(unaudited)

	Three months ended December 31, 2025
	GAAP	Non-GAAP
Numerator:
Net income available to common shareholders	$1,114	$14,710

Denominator:
Basic weighted average shares outstanding	60,140	60,140
Effect of potentially dilutive share-based awards	1,254	1,254
Dilutive effect of 2029 Convertible Senior Notes	121	121
Diluted weighted average shares outstanding	61,515	61,515

Net income per common share:
Basic	$0.02	$0.24
Diluted	$0.02	$0.24

Reconciliation of GAAP to Non-GAAP Financial Data (Q4 2024)

(in thousands)
(unaudited)

		Non-GAAP Adjustments
		Share-based
Three months ended December 31, 2024	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$182,131					$182,131
Gross profit	73,985	1,523				75,508
Gross margin	40.6%					41.5%
Operating expenses	70,106	(7,582)	(1,580)	(12,876)		48,068
Operating income	3,879	9,105	1,580	12,876	^	27,440
Net income	14,965	9,105	1,580	(1,443)	^	24,207

^	- See table below for additional details.

Other Non-GAAP Adjustments (Q4 2024)

(in thousands)
(unaudited)

Three months ended December 31, 2024
Asset impairment	$28,131
Change in contingent consideration	(16,466)
Other	1,211
Subtotal	12,876
Non-cash interest expense	322
Tax benefit associated with asset impairment	(12,239)
Non-GAAP tax adjustment *	(2,402)
Total Other	$(1,443)

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

Net Income per Common Share (Q4 2024)

(in thousands, except per share amounts)
(unaudited)

	Three months ended December 31, 2024
	GAAP	Non-GAAP
Numerator:
Net income	$14,965	$24,207
Interest expense associated with 2025 and 2027 Convertible Senior Notes	513	466
Net income available to common shareholders	$15,478	$24,673

Denominator:
Basic weighted average shares outstanding	56,536	56,536
Effect of potentially dilutive share-based awards	1,070	1,070
Dilutive effect of 2025 Convertible Senior Notes	1,104	1,104
Dilutive effect of 2027 Convertible Senior Notes (1)	1,789	1,354
Diluted weighted average shares outstanding	60,499	60,064

Net income per common share:
Basic	$0.26	$0.43
Diluted	$0.26	$0.41

(1)	- The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, an effective conversion price of $18.46 is used when determining incremental shares to add to the dilutive share count. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, an effective conversion price of $13.98 is used when determining incremental shares to add to the dilutive share count.

Reconciliation of GAAP Net Income to Non-GAAP Operating Income (Q4 2025 and 2024)

(in thousands)
(unaudited)

	Three months ended	Three months ended
	December 31, 2025	December 31, 2024
GAAP Net income (loss)	$1,114	$14,965
Share-based compensation	9,043	9,105
Amortization	723	1,580
Asset impairment	—	28,131
Changes in contingent consideration	(925)	(16,466)
Merger related expenses	6,300	—
Interest (income) expense, net	(1,271)	(476)
Other	—	1,211
Income tax expense (benefit)	(1,208)	(10,610)
Non-GAAP Operating income	$13,776	$27,440

Reconciliation of GAAP to Non-GAAP Financial Data (FY 2025)

(in thousands)

(unaudited)

		Non-GAAP Adjustments
		Share-based
For the year ended December 31, 2025	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$664,294					$664,294
Gross profit	265,409	6,862				272,271
Gross margin	40.0%					41.0%
Operating expenses	229,702	(30,185)	(3,136)	(8,391)		187,990
Operating income	35,707	37,047	3,136	8,391	^	84,281
Net income	35,390	37,047	3,136	4,652	^	80,225

^	- See table below for additional details.

Other Non-GAAP Adjustments (FY 2025)

(in thousands)
(unaudited)

For the year ended December 31, 2025
Merger related expenses	$8,908
Changes in contingent consideration	(925)
Other	408
Subtotal	8,391
Non-cash interest expense	1,118
Other (income) expense, net	653
Non-GAAP tax adjustment *	(5,510)
Total Other	$4,652

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

Net Income per Common Share (FY 2025)

(in thousands, except per share amounts)
(unaudited)

	Year ended December 31, 2025
	GAAP	Non-GAAP
Numerator:
Net income	$35,390	$80,225
Interest expense associated with convertible notes	378	386
Net income available to common shareholders	$35,768	$80,611

Denominator:
Basic weighted average shares outstanding	59,299	59,299
Effect of potentially dilutive share-based awards	634	634
Dilutive effect of 2025 Convertible Senior Notes	—	45
Dilutive effect of 2027 Convertible Senior Notes (1)	661	501
Diluted weighted average shares outstanding	60,594	60,479

Net income per common share:
Basic	$0.60	$1.35
Diluted	$0.59	$1.33

(1)	- The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, an effective conversion price of $18.46 is used when determining incremental shares to add to the dilutive share count. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, an effective conversion price of $13.98 is used when determining incremental shares to add to the dilutive share count.

Reconciliation of GAAP to Non-GAAP Financial Data (FY 2024)

(in thousands)
(unaudited)

		Non-GAAP Adjustments
		Share-based
For the year ended December 31, 2024	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$717,301					$717,301
Gross profit	304,005	6,263		162		310,430
Gross margin	42.4%					43.3%
Operating expenses	237,024	(29,616)	(6,983)	(6,067)		194,358
Operating income	66,981	35,879	6,983	6,229	^	116,072
Net income (loss)	73,714	35,879	6,983	(12,233)	^	104,343

^	- See table below for additional details.

Other Non-GAAP Adjustments (FY 2024)

(in thousands)
(unaudited)

For the year ended December 31, 2024
Asset Impairment	$28,131
Changes in contingent consideration	(21,242)
Sale of productive assets	(2,033)
Other	1,373
Subtotal	6,229
Non-cash interest expense	1,257
Tax benefits associated with asset impairments	(12,239)
Non-GAAP tax adjustment *	(7,480)
Total Other	$(12,233)

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

Net Income per Common Share (FY 2024)

(in thousands, except per share amounts)
(unaudited)

	Year ended December 31, 2024
	GAAP	Non-GAAP
Numerator:
Net income	$73,714	$104,343
Interest expense associated with convertible notes	2,054	1,865
Net income available to common shareholders	$75,768	$106,208

Denominator:
Basic weighted average shares outstanding	56,426	56,426
Effect of potentially dilutive share-based awards	1,010	1,010
Dilutive effect of 2025 Convertible Senior Notes	1,104	1,104
Dilutive effect of 2027 Convertible Senior Notes (1)	1,788	1,354
Dilutive effect of 2029 Convertible Senior Notes	1,268	1,268
Diluted weighted average shares outstanding	61,596	61,162

Net income per common share:
Basic	$1.31	$1.85
Diluted	$1.23	$1.74

(1)	- The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, an effective conversion price of $18.46 is used when determining incremental shares to add to the dilutive share count. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, an effective conversion price of $13.98 is used when determining incremental shares to add to the dilutive share count.

Reconciliation of GAAP Net Income to Non-GAAP Operating Income (FY 2025 and 2024)

(in thousands)
(unaudited)

	Year ended	Year ended
	December 31, 2025	December 31, 2024
GAAP Net income	$35,390	$73,714
Share-based compensation	37,047	35,879
Amortization	3,136	6,983
Asset impairment	—	8,908
Merger related expenses	8,908	—
Changes in contingent consideration	(925)	(21,242)
Sales of productive assets	—	(2,033)
Interest (income) expense, net	(4,333)	(1,853)
Other	1,061	1,373
Income tax expense (benefit)	3,997	(4,880)
Non-GAAP Operating income	$84,281	$96,849

Reconciliation of GAAP to Non-GAAP Financial Data (Q1 2026)

(in millions, except per share amounts)

(unaudited)

				Non-GAAP Adjustments
Guidance for the three months ending				Share-based
March 31, 2026	GAAP			Compensation	Amortization	Other	Non-GAAP
Net sales	$150	-	$170				$150	-	$170
Gross profit	54	-	63	2	—	—	56	-	65
Gross margin	36%	-	37%				37%	-	38%
Operating expenses	58	-	60	(7)	(1)	(2)	48	-	50
Operating income	(3)	-	4	9	1	2	9	-	16
Net income	$(2)	-	$4	9	1	1	$9	-	$15

Income per diluted common share	$(0.03)	-	$0.07				$0.14	-	$0.24

Income per Diluted Common Share (Q1 2026)

(in millions, except per share amounts)

(unaudited)

Guidance for the three months ending March 31, 2026	GAAP			Non-GAAP
Numerator:
Net income (loss) available to common shareholders	$(2)	-	$4	$9	-	$15

Denominator:
Basic weighted average shares outstanding	60	-	60	60	-	60
Effect of potentially dilutive share-based awards	—	-	1	1	-	1
Dilutive effect of 2029 Convertible Senior Notes	—	-	1	1	-	1
Diluted weighted average shares outstanding	60	-	62	62	-	62

Net income per common share:
Income (loss) per diluted common share	$(0.03)	-	$0.07	$0.14	-	$0.24

Reconciliation of GAAP Net Income to Non-GAAP Operating Income (Q1 2026)

(in millions)
(unaudited)

Guidance for the three months ending March 31, 2026
GAAP Net income	$(2)	-	$4
Share-based compensation	9	-	9
Amortization	1	-	1
Merger related expense	2	-	2
Interest expense (income)	(1)	-	(1)
Income tax expense	—	-	1
Non-GAAP Operating income	$9	-	$16

Note: Amounts may not calculate precisely due to rounding.

Reconciliation of GAAP to Non-GAAP Financial Data (FY 2026)

(in millions, except per share amounts)

(unaudited)

				Non-GAAP Adjustments
Guidance for the year ending				Share-based
December 31, 2026	GAAP			Compensation	Amortization	Other	Non-GAAP
Net sales	$740	-	$800				$740	-	$800
Gross profit	298	-	338	8	—	—	306	-	346
Gross margin	40%	-	42%				41%	-	43%
Operating expenses	244	-	259	(31)	(2)	(6)	205	-	220
Operating income	54	-	79	39	2	6	101	-	126
Net income	$52	-	$73	39	2	1	$94	-	$115

Income per diluted common share	$0.83	-	$1.17				$1.50	-	$1.85

Income per Diluted Common Share (FY 2026)

(in millions, except per share amounts)

(unaudited)

Guidance for the year ending December 31, 2026	GAAP			Non-GAAP
Numerator:
Net income available to common shareholders	$52	-	$73	$94	-	$115

Denominator:
Basic weighted average shares outstanding	61	-	61	61	-	61
Effect of potentially dilutive share-based awards	1	-	1	1	-	1
Dilutive effect of 2029 Convertible Senior Notes	1	-	1	1	-	1
Diluted weighted average shares outstanding	63	-	63	63	-	63

Net income per common share:
Income per diluted common share	$0.83	-	$1.17	$1.50	-	$1.85

Reconciliation of GAAP Net Income to Non-GAAP Operating Income (FY 2026)

(in millions)
(unaudited)

Guidance for the year ending December 31, 2026
GAAP Net income	$52	-	$73
Share-based compensation	39	-	39
Amortization	2	-	2
Merger related expense	6	-	6
Interest expense (income)	(4)	-	(4)
Income tax expense	7	-	10
Non-GAAP Operating income	$101	-	$126